Exhibit 99.2

MELLON FINANCIAL CORPORATION

Notes to Financial Trends

Notes:

During the third quarter of 2006, we announced an agreement to sell our insurance premium financing business to BB&T and applied discontinued operations accounting for this business. Accordingly, the income statements for all periods have been restated.

During the second quarter of 2006, we completed the formation of the previously announced 50:50 joint venture with WestLB AG, WestLB Mellon Asset Management. The financial results are included in the Mellon Asset Management sector.

During the first quarter of 2006, we moved the financial results of Mellon 1st Business Bank, National Association (N.A.), to the Private Wealth Management sector from the Other sector (previously the Treasury Services/Other Activity sector). This change reflects the similar nature of products and clients of Mellon 1st Business Bank with other reporting units in the Private Wealth Management sector, as well as our organizational structure, as the management of Mellon 1st Business Bank reports to the head of Private Wealth Management. Historical sector results for Private Wealth Management and Other have been restated.

Prior period sector data may reflect immaterial reclassifications resulting from minor changes made to be consistent with current period presentation.

Summations may not equal due to rounding. As a result of this rounding convention, there may exist immaterial differences between the sector trends data versus the sector trends data subsequently filed on Form 10-Q.

Discontinued Operations Accounting/Accounting Change(s) -

The income/(loss) and average assets from discontinued operations accounting and the cumulative effect of accounting change(s) have not been allocated to any sector.

Average Assets -

Where average deposits in a business sector are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common Equity/Pretax Operating Margin -

Ratios are presented on a continuing operations basis. Quarterly return on common equity ratios are annualized.

MELLON FINANCIAL CORPORATION

CONSOLIDATED RESULTS - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)	2nd Qtr	3rd Qtr
Revenue:
Investment management	366	369	368	395	402	417	438	447	466	489	518
Performance fees	39	17	11	60	27	26	41	77	58	48	56

Total investment management	405	386	379	455	429	443	479	524	524	537	574
Distribution and service	66	67	68	68	71	74	82	90	98	108	107
Institutional trust and custody	138	137	132	145	150	160	172	188	194	206	207
Securities lending revenue	18	24	16	18	24	33	25	26	30	38	26
Payment solutions & investor services	145	149	133	138	134	142	122	126	121	124	119
Other fee revenue	235	147	137	158	348	155	164	159	178	171	149

Total fee and other revenue	1,007	910	865	982	1,156	1,007	1,044	1,113	1,145	1,184	1,182
Net interest revenue	106	114	107	111	116	125	114	118	121	114	121

Total revenue	1,113	1,024	972	1,093	1,272	1,132	1,158	1,231	1,266	1,298	1,303
Credit quality expense	(7)	(2)	(1)	(4)	(2)	3	12	5	1	(3)	(1)
Amortization of intangible assets	4	5	4	6	6	7	7	7	7	7	7
Other operating expenses	742	745	707	797	787	809	854	899	949	956	959

Total operating expenses	746	750	711	803	793	816	861	906	956	963	966
Income from continuing operations before income taxes (benefits)	374	276	262	294	481	313	285	320	309	338	338
Income taxes (benefits)	132	98	84	99	175	111	90	113	109	108	118

Income from continuing operations	242	178	178	195	306	202	195	207	200	230	220
Income from discontinued operations after-tax	3	(2)	5	(3)	(51)	(77)	(1)	1	7	2	2

Net income (loss)	$245	$176	$183	$192	$255	$125	$194	$208	$207	$232	$222

EPS from Continuing Operations	$0.57	$0.42	$0.42	$0.46	$0.72	$0.49	$0.46	$0.50	$0.48	$0.56	$0.53
Average loans (f)	$7,489	$7,491	$7,047	$7,205	$6,882	$7,339	$7,421	$7,133	$6,758	$6,625	$6,684
Average assets (g)	$33,222	$33,377	$33,447	$35,951	$36,869	$36,436	$37,907	$37,988	$37,515	$39,104	$41,447
Average deposits	$19,227	$19,776	$20,295	$22,083	$23,035	$22,322	$23,566	$23,905	$23,569	$24,084	$27,905
Average common equity	$3,769	$3,753	$3,822	$3,983	$4,178	$4,087	$4,109	$4,114	$4,157	$4,182	$4,312
Average Tier I preferred equity	$1,026	$1,011	$1,010	$1,047	$1,038	$1,037	$1,032	$1,024	$1,022	$1,015	$1,072
Market value of assets under management at period end (in billions)	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870	$918
Market value of assets under administration or custody at period end (in billions)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213	$4,380
Return on common equity	26%	19%	19%	19%	30%	20%	19%	20%	20%	22%	20%
Pretax operating margin	34%	27%	27%	27%	38%	28%	25%	26%	24%	26%	26%
Pretax operating margin (excluding items in footnotes a to e)	29%	29%	27%	25%	28%	28%	25%	26%	26%	26%	26%

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.

Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt, and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

(e)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(f)	Consolidated average loans include average loans of discontinued operations of $548 million, $667 million, $505 million and $570 million for the first, second, third and fourth quarters of 2004; $397 million, $749 million, $802 million and $779 million for the first, second, third and fourth quarters of 2005; $779 million, $753 million and $832 million for the first, second and third quarters of 2006.

(g)	Consolidated average assets include average assets of discontinued operations of $1,198 million, $1,297 million, $1,140 million and $1,195 million for the first, second, third and fourth quarters of 2004; $983 million, $1,032 million, $862 million and $836 million for the first, second, third and fourth quarters of 2005; $832 million, $806 million and $885 million for the first, second and third quarters of 2006.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2004				2005				2006
	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Investment management	$366	$369	$368	$395	$402	$417	$438	$447	$466	$489	$518
Performance fees	39	17	11	60	27	26	41	77	58	48	56

Total investment management	405	386	379	455	429	443	479	524	524	537	574
Distribution and service	66	67	68	68	71	74	82	90	98	108	107
Institutional trust & custody	156	161	148	163	174	193	197	214	224	244	233
Payment solutions & investor services	145	149	133	138	134	142	122	126	121	124	119
Foreign exchange trading	57	50	38	41	54	50	52	46	58	69	52
Financing-related and Equity Investment	128	36	48	61	246	46	49	46	51	46	34
Other	39	43	40	46	38	46	54	57	60	47	51

Total fee and other revenue	996	892	854	972	1,146	994	1,035	1,103	1,136	1,175	1,170
Gains on the sales of securities	—	8	—	—	—	—	1	—	—	—	3

Total noninterest revenue (non-FTE)	$996	$900	$854	$972	$1,146	$994	$1,036	$1,103	$1,136	$1,175	$1,173
FTE impact	11	10	11	10	10	13	8	10	9	9	9

Total noninterest revenue (FTE)	$1,007	$910	$865	$982	$1,156	$1,007	$1,044	$1,113	$1,145	$1,184	$1,182
Fee and other revenue as a percentage of fee and net interest revenue (FTE) (a)	90%	89%	89%	90%	91%	89%	90%	90%	90%	91%	91%
Market value of assets under management at period end (in billions)	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870	$918
Market value of assets under administration or custody at period end (in billions)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213	$4,380
S&P 500 Index - period end	1126	1141	1115	1212	1181	1191	1229	1248	1295	1270	1336
S&P 500 Index - daily average	1133	1123	1104	1163	1192	1182	1224	1231	1284	1281	1288

(a)	The first quarter of 2004 and 2005 includes gains from the sale of the Corporation’s investment in Shinsei Bank of $93 million and $197 million, respectively.

Excluding these gains, fee and other revenue as a percentage of fee and net interest revenue (FTE) would have totaled 89% in the first quarter of 2005 and 90% in the first quarter of 2004.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

Average Balances (a)

	2004				2005				2006
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Average assets:
Investment Securities:
Fixed rate	$6,294	$6,924	$7,001	$6,448	$6,231	$6,001	$5,772	$5,704	$5,557	$5,444	$5,319
Adjustable rate	1,156	1,272	1,426	2,023	2,490	2,791	3,053	3,355	3,645	3,584	3,360
Floating rate	2,786	2,771	2,731	3,509	4,207	4,847	6,315	7,040	7,595	8,366	9,164
Obligations of states and political subdivisions	543	560	631	690	749	794	819	829	814	771	749
Other (b)	190	182	68	73	68	71	70	54	55	56	67

Total investment securities	$10,969	$11,709	$11,857	$12,743	$13,745	$14,504	$16,029	$16,982	$17,666	$18,221	$18,659
Trading account securities	352	268	228	248	308	294	309	283	309	439	456
Money Market Assets	2,986	2,703	3,310	4,157	4,252	3,307	2,713	2,825	2,330	2,909	4,918
Loans, net of unearned discount	6,941	6,824	6,542	6,635	6,484	6,590	6,619	6,354	5,979	5,872	5,852

Total interest-earning assets	21,248	21,504	21,937	23,783	24,789	24,695	25,670	26,444	26,284	27,441	29,885
Total non interest-earning assets (c)	11,933	11,939	11,599	12,180	12,126	11,814	12,309	11,713	11,403	11,923	11,786

Total Assets	$33,181	$33,443	$33,536	$35,963	$36,915	$36,509	$37,979	$38,157	$37,687	$39,364	$41,671

Average liabilities and shareholders’ equity:
Deposits in domestic offices	$7,695	$8,041	$8,655	$9,164	$9,653	$9,298	$9,760	$10,087	$9,748	$9,673	$13,328
Deposits in foreign offices	4,865	4,760	4,664	5,598	6,256	6,004	6,395	5,926	5,547	6,049	6,589

Total interest-bearing deposits	12,560	12,801	13,319	14,762	15,909	15,302	16,155	16,013	15,295	15,722	19,917
Federal funds purchased and securities under repurchase agreements	1,476	1,478	1,155	960	978	1,627	2,135	1,763	1,765	2,394	1,376
Other funds borrowed	677	520	370	503	421	442	411	438	471	592	147
Long term debt	5,222	5,253	5,264	5,436	5,511	5,293	4,837	4,692	4,633	4,584	4,669
Funding of disc ops	(1,035)	(1,161)	(995)	(1,039)	(825)	(1,029)	(827)	(801)	(805)	(774)	(855)

Total interest-bearing liabilities	18,900	18,891	19,113	20,622	21,994	21,635	22,711	22,105	21,359	22,518	25,254
Total noninterest-bearing deposits	6,636	6,943	6,949	7,294	7,094	7,012	7,411	7,892	8,274	8,362	7,988
Other liabilities (c)	3,903	3,813	3,594	4,056	3,620	3,728	3,702	3,936	3,785	4,133	3,971

Total liabilities	29,439	29,647	29,656	31,972	32,708	32,375	33,824	33,933	33,418	35,013	37,213
Shareholders’ equity	3,742	3,796	3,880	3,991	4,207	4,134	4,155	4,224	4,269	4,351	4,458

Total liabilities and shareholders’ equity	$33,181	$33,443	$33,536	$35,963	$36,915	$36,509	$37,979	$38,157	$37,687	$39,364	$41,671

(a)	Amounts and yields exclude adjustments for fair value and the related deferred tax effect required by SFAS No. 115. Prior periods calculated on a continuing operations basis even though the balance sheet, in accordance with GAAP, is not restated for discontinued operations.

(b)	Balances include Federal Reserve Stock, Preferred Stock, Loan Securitizations and other Investment Securities.

(c)	Includes assets and liabilities of discontinued operations.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

Interest Yields/Rates (a)

	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Average Rates:
Investment Securities:
Fixed rate	4.46%	4.32%	4.20%	4.22%	4.34%	4.34%	4.31%	4.30%	4.39%	4.41%	4.37%
Adjustable rate	3.26	3.23	3.17	3.37	3.57	3.71	3.81	3.93	4.21	4.27	4.31
Floating rate	1.74	1.77	2.19	2.60	3.17	3.64	4.03	4.52	5.02	5.36	5.67
Obligations of states and political subdivisions	7.35	7.26	7.10	7.02	7.13	6.97	6.80	6.69	6.88	6.70	6.59
Other (b)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM

Total investment securities	3.88	3.81	3.78	3.83	4.03	4.12	4.25	4.48	4.78	4.94	5.10
Trading account securities	2.50	2.09	1.91	1.96	1.75	2.24	2.21	2.16	1.86	2.19	2.32
Money market assets	2.39	2.48	2.73	2.90	2.93	2.99	3.12	3.68	3.82	4.15	4.21
Loans, net of unearned discount	4.09	4.17	4.06	4.60	4.91	6.01	5.60	5.85	6.17	6.51	6.97

Total interest-earning assets	3.72%	3.74%	3.68%	3.86%	4.05%	4.45%	4.45%	4.70%	4.97%	5.15%	5.28%

Deposits in domestic offices	0.89%	0.89%	1.06%	1.36%	1.64%	1.98%	2.39%	2.79%	3.18%	3.61%	4.06%
Deposits in foreign offices	1.66	1.46	1.71	2.08	2.18	2.43	2.52	3.13	3.24	3.59	3.44

Total interest-bearing deposits	1.19	1.10	1.29	1.63	1.85	2.16	2.44	2.92	3.20	3.60	3.86
Federal funds purchased and securities under repurchase agreements	0.83	0.81	1.12	1.55	2.05	2.46	3.19	3.62	3.74	4.75	4.45
Other funds borrowed	3.39	3.64	4.89	4.09	1.97	3.00	3.34	3.96	4.32	4.78	5.14
Long term debt	3.63	3.60	3.72	3.94	4.28	4.53	5.01	5.47	5.90	6.21	6.53
Funding of disc ops (c)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM

Total interest-bearing liabilities	1.92%	1.83%	2.00%	2.30%	2.46%	2.75%	3.04%	3.50%	3.81%	4.25%	4.35%

Rates
Yield on total interest-earning assets	3.72%	3.74%	3.68%	3.86%	4.05%	4.45%	4.45%	4.70%	4.97%	5.15%	5.28%
Cost of funds supporting interest-earning assets	1.71%	1.61%	1.74%	2.00%	2.16%	2.41%	2.69%	2.93%	3.09%	3.48%	3.67%

Net interest Margin:
Taxable equivalent basis	2.01%	2.13%	1.94%	1.86%	1.89%	2.04%	1.76%	1.77%	1.88%	1.67%	1.61%
Without taxable equivalent increments	1.93%	2.05%	1.87%	1.79%	1.81%	1.97%	1.69%	1.70%	1.81%	1.60%	1.55%

(a)	Amounts and yields exclude adjustments for fair value and the related deferred tax effect required by SFAS No. 115. Prior periods calculated on a continuing operations basis even though the balance sheet, in accordance with GAAP, is not restated for discontinued operations.

(b)	Yields are not meaningful.

(c)	Rates are not meaningful as the reduction in interest expense represents the cost of allocated funding of the assets of discontinued operations.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

OPERATING EXPENSE

	2004				2005				2006
(dollar amounts in millions)	1st Qtr (b)	2nd Qtr (c)	3rd Qtr	4th Qtr (d)	1st Qtr (e)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (f)	2nd Qtr	3rd Qtr
Staff:
Compensation	$231	$232	$239	$260	$245	$248	$255	$261	$269	$270	$280
Incentive (a)	100	89	83	120	107	115	126	135	171	148	162
Employee benefits	54	53	50	51	66	61	67	65	76	71	73

Total staff	385	374	372	431	418	424	448	461	516	489	515
Professional, legal and other purchased services	87	99	91	107	99	110	113	123	115	126	131
Distribution and servicing	79	79	81	80	81	90	100	106	115	126	122
Net occupancy	56	78	57	42	58	57	60	59	59	58	51
Equipment	44	42	41	41	41	43	44	47	44	44	42
Business development	21	22	20	23	21	23	23	28	25	28	25
Communications	22	22	17	22	25	18	20	20	23	23	19
Amortization of intangible assets	4	5	4	6	6	7	7	7	7	7	7
Other	48	29	28	51	44	44	46	55	52	62	54

Total operating expense	$746	$750	$711	$803	$793	$816	$861	$906	$956	$963	$966
Employees at period-end	15,600	15,500	15,400	15,500	15,800	16,000	16,700	16,600	16,600	16,700	16,700

(a)	Effective Jan. 1, 2003, Mellon began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in the Statement of Financial Accounting Standards (SFAS) No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure.” Stock option expense totaled approximately $4 million for each of the quarters of 2004. It totaled $6 million, $6 million, $7 million and $6 million for each of the quarters of 2005.

It totaled $11 million for the first quarter of 2006, including $3 million to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement, $9 million for the second quarter of 2006 and $8 million for the 3rd quarter of 2006.

(b)	The first quarter of 2004 includes a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses held for sale, one of which was sold in the third quarter of 2004.

(c)	The second quarter of 2004 includes a $24 million pre-tax charge ($23 million—occupancy, $1 million—other) relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(d)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(e)	The first quarter of 2005 includes a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

(f)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT/ ADMINISTRATION OR CUSTODY - 11 Quarter Trend

	2004				2005				2006
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Market value of assets under management at period end
Institutional	$421	$421	$419	$443	$463	$469	$490	$501	$527	$585	$607
Mutual Funds	200	199	191	200	203	205	212	216	214	219	244
Private Client	58	59	60	64	63	64	64	64	67	66	67

Total market value of assets under management	679	679	670	707	729	738	766	781	808	870	918
Composition of assets under management at period end
Equity Funds	36%	36%	37%	39%	37%	37%	37%	37%	37%	35%	35%
Fixed Income Funds	20%	21%	20%	20%	20%	19%	18%	18%	19%	21%	20%
Money Market Funds	24%	22%	21%	21%	19%	20%	20%	20%	19%	20%	21%
Securities lending cash collateral	11%	12%	13%	12%	15%	16%	16%	15%	15%	13%	14%
Overlay and alternative investments	9%	9%	9%	8%	9%	8%	9%	10%	10%	11%	10%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Managed mutual funds fee revenue (millions)
Equity Funds	$72	$78	$77	$87	$85	$87	$93	$93	$93	$96	$94
Money Market Funds	58	58	56	51	49	54	58	58	58	59	63
Fixed Income Funds	34	32	32	31	30	31	30	31	29	29	29
Nonproprietary	12	11	13	14	15	16	19	19	14	17	18

Total managed mutual funds fee revenue	176	179	178	183	179	188	200	201	194	201	204
Average assets of proprietary mutual funds
Equity Funds	$48	$51	$50	$53	$54	$54	$57	$57	$59	$60	$60
Money Market Funds	96	96	91	87	85	90	96	100	99	101	110
Fixed Income Funds	25	23	23	22	22	22	21	21	21	21	21

Total average assets of proprietary mutual funds	169	170	164	162	161	166	174	178	179	182	191
Market value of assets under administration or custody at period end (a)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213	$4,380
Total Assets
Managed	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870	$918
Administration/Custody (a)	2,824	2,856	2,978	3,233	3,293	3,450	3,777	3,908	4,125	4,213	4,380

Total	$3,503	$3,535	$3,648	$3,940	$4,022	$4,188	$4,543	$4,689	$4,933	$5,083	$5,298

(a)	Excludes assets of $310 billion at June 30, 2005, $328 billion at Sept. 30, 2005, $333 billion at Dec. 31, 2005, $359 billion at March 31, 2006, $364 billion at June 30, 2006 and $376 billion at Sept. 30, 2006 that we manage and are also under administration or custody. These assets are included in assets under management.

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 11 Quarter Trend

	2004				2005				2006
(dollar amounts in billions )	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Market value of assets under management at beginning of period	$657	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870
Net Flows
Long-term	6	—	2	8	5	(1)	9	7	11	11	6
Money market	6	(6)	(19)	(3)	6	—	4	4	(3)	10	19
Securities lending	9	4	5	1	21	9	2	(3)	1	(4)	7

Total net inflows	21	(2)	(12)	6	32	8	15	8	9	17	32
Net Market appreciation	7	—	(3)	30	(10)	1	13	6	18	(2)	16
Acquisitions/divestitures	(6)	2	6	1	—	—	—	1	—	47	—

Market value of assets under management at end of period	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870	$918

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

MELLON ASSET MANAGEMENT - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment management
Mutual funds	176	179	177	183	179	187	200	201	194	201	204
Institutional clients	99	97	98	115	122	129	133	136	158	170	196
Performance fees	39	17	11	60	27	26	41	77	58	48	56
Private clients	17	18	19	20	20	21	22	23	24	26	25

Total investment management	331	311	305	378	348	363	396	437	434	445	481
Distribution and service	66	67	68	68	71	74	82	90	98	108	107
Institutional trust and custody	13	14	14	14	13	13	14	13	13	11	12
Other fee revenue	3	(3)	(3)	5	3	(1)	1	(2)	9	(3)	6

Total fee and other revenue	413	389	384	465	435	449	493	538	554	561	606
Net interest revenue (expense)	(5)	(6)	(6)	(5)	(4)	(6)	(6)	(5)	(4)	(11)	(10)

Total revenue	408	383	378	460	431	443	487	533	550	550	596
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of intangible assets	2	2	2	3	3	4	3	3	3	3	3
Other operating expenses	292	284	285	346	320	332	355	369	387	393	408

Total operating expenses	294	286	287	349	323	336	358	372	390	396	411
Income from continuing operations before taxes (benefits)	114	97	91	111	108	107	129	161	160	154	185
Income taxes (benefits)	40	35	29	38	39	38	41	57	52	50	60

Net income (loss)	$74	$62	$62	$73	$69	$69	$88	$104	$108	$104	$125

Average loans	$7	$7	$7	$—	$—	$—	$—	$—	$4	$—	$—
Average assets	$1,979	$1,982	$2,032	$2,126	$1,964	$1,977	$1,986	$1,950	$1,981	$2,353	$2,507
Average deposits	$6	$11	$17	$17	$19	$8	$10	$14	$13	$8	$27
Average common equity	$778	$780	$806	$857	$966	$966	$966	$966	$997	$997	$997
Average Tier I preferred equity	$441	$447	$456	$469	$476	$476	$476	$476	$399	$399	$399
Market value of assets under management at period end (in billions) (a),(b),(c)	$568	$565	$550	$585	$587	$587	$612	$629	$653	$711	$751
Market value of assets under administration or custody at period end (in billions)	$7	$6	$8	$8	$9	$8	$3	$3	$3	$3	$3
Return on common equity	38%	33%	31%	34%	29%	29%	37%	43%	44%	42%	50%
Pretax operating margin (GAAP)	28%	25%	24%	24%	25%	24%	27%	30%	29%	28%	31%
Adjusted pretax operating margin (d)	35%	32%	31%	29%	31%	30%	34%	38%	36%	36%	39%
Employees at period-end	2,500	2,500	2,600	2,600	2,600	2,500	2,400	2,400	2,500	2,500	2,500

(a)	Includes amounts subadvised for/by other sectors.

(b)	Includes assets of $47 billion at June 30, 2006 and $46 billion at Sept. 30, 2006 managed by WestLB Mellon Asset Management (a 50:50 joint venture).

(c)	Reflects the June 30, 2006 transfer of $8 billion of securities lending cash collateral to the Asset Servicing Sector.

(d)	Pretax margin adjusted for Distribution and servicing expense netted against revenue.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PRIVATE WEALTH MANAGEMENT - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment management	74	75	74	77	81	80	83	87	90	92	93
Institutional trust and custody	2	2	3	2	3	2	3	2	3	2	3
Other fee revenue	7	6	4	5	5	5	5	6	5	6	4

Total fee and other revenue	83	83	81	84	89	87	91	95	98	100	100
Net interest revenue (expense)	75	77	76	74	80	79	77	76	74	77	77

Total revenue	158	160	157	158	169	166	168	171	172	177	177
Credit quality expense	—	—	—	1	—	—	—	—	—	—	—
Amortization of intangible assets	1	1	1	2	1	1	1	1	1	1	1
Other operating expenses	85	87	87	91	90	91	95	99	102	104	105

Total operating expenses	86	88	88	93	91	92	96	100	103	105	106
Income from continuing operations before taxes (benefits)	72	72	69	64	78	74	72	71	69	72	71
Income taxes (benefits)	25	26	22	21	28	26	23	26	22	24	23

Net income (loss)	$47	$46	$47	$43	$50	$48	$49	$45	$47	$48	$48

Average loans	$4,228	$4,333	$4,345	$4,449	$4,506	$4,623	$4,651	$4,563	$4,615	$4,688	$4,669
Average assets	$8,439	$8,822	$9,100	$9,226	$9,431	$9,462	$10,062	$10,860	$10,279	$10,395	$10,544
Average deposits	$7,157	$7,555	$7,819	$7,957	$8,295	$8,286	$8,846	$9,474	$8,824	$8,865	$8,827
Average common equity	$687	$686	$694	$697	$571	$571	$571	$571	$553	$553	$553
Average Tier I preferred equity	$219	$218	$216	$214	$215	$215	$215	$215	$184	$184	$184
Market value of total client assets at period end (in billions) (a)	$76	$76	$76	$78	$77	$78	$82	$86	$89	$87	$90
Return on common equity	27%	27%	27%	24%	35%	34%	34%	32%	34%	35%	34%
Pretax operating margin	46%	45%	44%	41%	46%	45%	43%	41%	40%	41%	40%
Employees at period-end	1,900	1,900	1,800	1,800	1,900	1,900	1,900	1,900	1,900	2,000	2,000

(a)	Includes assets under management, before amounts subadvised by/for other sectors, of $47 billion, $46 billion, $47 billion and $50 billion in the first, second, third and fourth quarters of 2004, $49 billion, $50 billion, $51 billion and $53 billion in the first, second, third and fourth quarters of 2005; and $55 billion, $54 billion and $55 billion in the first, second and third quarters of 2006, respectively.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET SERVICING - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Institutional trust and custody	120	118	113	127	132	141	154	171	174	187	188
Securities lending revenue	18	24	16	18	24	33	25	26	30	38	26
Other fee revenue	73	67	53	59	68	67	70	72	83	96	77

Total fee and other revenue	211	209	182	204	224	241	249	269	287	321	291
Net interest revenue (expense)	14	18	17	20	19	21	22	20	26	27	29

Total revenue	225	227	199	224	243	262	271	289	313	348	320
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of intangible assets	1	2	1	1	2	2	2	3	3	3	2
Other operating expenses	173	168	167	183	186	198	215	235	242	258	255

Total operating expenses	174	170	168	184	188	200	217	238	245	261	257
Income from continuing operations before taxes (benefits)	51	57	31	40	55	62	54	51	68	87	63
Income taxes (benefits)	18	20	10	14	20	22	17	18	22	28	21

Net income (loss)	$33	$37	$21	$26	$35	$40	$37	$33	$46	$59	$42

Average loans	$99	$61	$16	$3	$(25)	$1	$(1)	$(20)	$(1)	$(30)	$(1)
Average assets	$7,087	$6,824	$7,021	$8,036	$8,211	$8,117	$9,048	$8,484	$8,376	$9,248	$10,159
Average deposits	$5,460	$5,414	$5,764	$6,496	$7,010	$6,859	$7,753	$7,077	$7,111	$7,570	$8,737
Average common equity	$606	$599	$583	$609	$482	$482	$482	$482	$551	$551	$551
Average Tier I preferred equity	$136	$135	$132	$128	$125	$125	$125	$125	$132	$132	$132
Market value of assets under management at period end (in billions) (a),(b)	$64	$68	$73	$74	$95	$104	$106	$103	$104	$108	$115
Market value of assets under administration or custody at period end (in billions) (c)	$2,793	$2,826	$2,946	$3,199	$3,259	$3,416	$3,746	$3,874	$4,091	$4,180	$4,344
Return on common equity	22%	25%	14%	17%	30%	33%	30%	27%	34%	42%	31%
Pretax operating margin	23%	25%	15%	18%	23%	24%	20%	18%	22%	25%	20%
MEMO:
Total joint venture revenue (d)	$81	$82	$74	$84	$93	$101	$102	$107	$119	$149	$140
Securities on Loan (e)	$100	$95	$100	$115	$150	$160	$165	$161	$178	$187	$206
Employees at period-end	3,600	3,600	3,600	3,500	3,700	3,800	4,500	4,500	4,500	4,500	4,600

(a)	Represents the investment of securities lending cash collateral managed by the Asset Servicing Sector.

(b)	Reflects the June 30, 2006 transfer of $8 billion securities lending cash collateral from Mellon Asset Management Sector.

(c)	Excludes assets of $310 billion at June 30, 2005, $328 billion at Sept. 30, 2005, $333 billion at Dec. 31, 2005, $359 billion at Mar. 31, 2006, $364 billion at June 30, 2006 and $376 billion at Sept. 30, 2006 that we manage and are also under administration or custody. These assets are included in the Corporation’s assets under management.

(d)	Restated to reflect the acquisition of the remaining 50% interest of Russell Mellon, previously a joint venture.

(e)	Represents the total dollar amount of securities on loan, both cash and non-cash, at period end by the Corporation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PAYMENT SOLUTIONS & INVESTOR SERVICES - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Payment solutions & investor services	145	149	133	138	134	142	122	126	121	124	119
Other fee revenue	3	5	5	5	8	6	5	7	5	6	5

Total fee and other revenue	148	154	138	143	142	148	127	133	126	130	124
Net interest revenue (expense)	31	30	29	33	37	33	34	38	41	44	51

Total revenue	179	184	167	176	179	181	161	171	167	174	175
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of intangible assets	—	—	—	—	—	—	1	—	—	—	1
Other operating expenses	125	130	120	134	133	135	126	132	129	133	129

Total operating expenses	125	130	120	134	133	135	127	132	129	133	130
Income from continuing operations before taxes (benefits)	54	54	47	42	46	46	34	39	38	41	45
Income taxes (benefits)	19	19	15	14	17	16	11	14	13	13	14

Net income (loss)	$35	$35	$32	$28	$29	$30	$23	$25	$25	$28	$31

Average loans	$71	$117	$107	$106	$95	$99	$87	$93	$83	$91	$85
Average assets	$6,654	$6,893	$6,970	$7,730	$7,840	$7,169	$6,992	$7,195	$7,326	$7,129	$9,910
Average deposits	$5,928	$6,171	$6,232	$7,014	$7,071	$6,437	$6,244	$6,576	$6,783	$6,541	$9,288
Average common equity	$308	$287	$288	$292	$315	$315	$315	$315	$266	$266	$266
Average Tier I preferred equity	$64	$64	$64	$63	$75	$75	$75	$75	$64	$64	$64
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	46%	48%	45%	37%	38%	38%	30%	31%	39%	41%	46%
Pretax operating margin	30%	29%	29%	24%	26%	25%	21%	23%	23%	23%	26%
Employees at period-end	3,700	3,700	3,600	3,800	3,800	3,800	3,700	3,600	3,500	3,500	3,400

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

OTHER - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)	2nd Qtr	3rd Qtr
Revenue:
Institutional trust and custody	3	3	2	2	2	4	1	2	4	6	4
Other fee revenue	149	72	78	84	264	78	83	76	76	66	57

Total fee and other revenue	152	75	80	86	266	82	84	78	80	72	61
Net interest revenue (expense)	(9)	(5)	(9)	(11)	(16)	(2)	(13)	(11)	(16)	(23)	(26)

Total revenue	143	70	71	75	250	80	71	67	64	49	35
Credit quality expense	(7)	(2)	(1)	(5)	(2)	3	12	5	1	(3)	(1)
Amortization of intangible assets	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses	67	76	48	43	58	53	63	64	89	68	62

Total operating expenses	67	76	48	43	58	53	63	64	89	68	62
Income from continuing operations before taxes (benefits)	83	(4)	24	37	194	24	(4)	(2)	(26)	(16)	(26)
Income taxes (benefits)	30	(2)	8	12	71	9	(2)	(2)	—	(7)	—

Net income (loss)	$53	$(2)	$16	$25	$123	$15	$(2)	$—	$(26)	$(9)	$(26)

Average loans	$2,536	$2,306	$2,067	$2,077	$1,909	$1,867	$1,882	$1,718	$1,278	$1,123	$1,099
Average assets	$7,865	$7,559	$7,184	$7,638	$8,440	$8,679	$8,957	$8,663	$8,721	$9,173	$7,442
Average deposits	$676	$625	$463	$599	$640	$732	$713	$764	$838	$1,100	$1,026
Average common equity	$1,390	$1,401	$1,451	$1,528	$1,844	$1,753	$1,775	$1,780	$1,790	$1,815	$1,945
Average Tier I preferred equity	$166	$147	$142	$173	$147	$146	$141	$133	$243	$236	$293
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Employees at period-end (f)	3,900	3,800	3,800	3,800	3,800	4,000	4,200	4,200	4,200	4,200	4,200

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.

Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

(e)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(f)	Primarily relates to employees in Technology, Finance and Human Resources supporting the business sectors; the cost of these employees are fully allocated to the business sectors.

n/m - not meaningful

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Mellon Asset Management			Private Wealth Management			Asset Servicing
	2005	2004	2003	2005	2004	2003	2005	2004	2003
Revenue:
Investment management	1,373	1,198	1,064	331	300	275	—	—	—
Performance fees	171	127	70	—	—	—	—	—	—

Total investment management	1,544	1,325	1,134	331	300	275	—	—	—
Distribution and service fees	317	269	240	—	—	—	—	—	—
Institutional trust and custody	53	55	58	10	9	9	598	478	422
Securities lending revenue	—	—	—	—	—	—	108	76	69
Payment solutions & investor services	—	—	—	—	—	—	—	—	—
Other fee revenue	1	2	(12)	21	22	30	277	252	220

Total fee and other revenue	1,915	1,651	1,420	362	331	314	983	806	711
Net interest revenue (expense)	(21)	(22)	(22)	312	302	326	82	69	82

Total revenue	1,894	1,629	1,398	674	633	640	1,065	875	793
Credit quality expense	—	—	—	—	1	2	—	—	—
Amortization of intangible assets	13	9	8	4	5	4	9	5	5
Other operating expenses	1,376	1,207	1,082	375	350	328	834	691	633

Total operating expenses	1,389	1,216	1,090	379	355	332	843	696	638
Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	505	413	308	295	277	306	222	179	155
Income taxes (benefits)	175	142	108	103	94	107	77	62	55

Income (loss) from continuing operations before cumulative effect of accounting change	330	271	200	192	183	199	145	117	100
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—

Income from continuing operations	330	271	200	192	183	199	145	117	100
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—

Net income (loss)	$330	$271	$200	$192	$183	$199	$145	$117	$100

Average loans	$—	$5	$7	$4,586	$4,339	$3,805	$(11)	$45	$27
Average assets	$1,969	$2,030	$2,035	$9,958	$8,898	$9,640	$8,467	$7,244	$5,861
Average deposits	$13	$13	$8	$8,729	$7,624	$6,624	$7,176	$5,785	$4,203
Average common equity	$966	$805	$708	$571	$691	$628	$482	$599	$570
Average Tier I preferred equity	$476	$453	$421	$215	$217	$227	$125	$133	$144
Market value of assets under management at period end (in billions)	$629	$585	$554	$49	$48	$48	$103	$74	$55
Market value of assets under administration or custody at period end (in billions)	$3	$8	$10	$31	$26	$23	$3,874	$3,199	$2,688
Return on common equity	34%	34%	28%	34%	26%	32%	30%	20%	18%
Pretax operating margin	27%	25%	22%	44%	44%	48%	21%	20%	20%
Employees at period-end	2,400	2,600	2,500	1,900	1,800	1,900	4,500	3,500	3,700

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Payment Solutions & Investor Services			Other			Consolidated Results
	2005	2004	2003	2005	2004	2003	2005	2004	2003
Revenue:
Investment management	—	—	—	—	—	—	1,704	1,498	1,339
Performance fees	—	—	—	—	—	—	171	127	70

Total investment management	—	—	—	—	—	—	1,875	1,625	1,409
Distribution and service	—	—	—	—	—	—	317	269	240
Institutional trust and custody	—	—	—	9	10	(1)	670	552	488
Securities lending revenue	—	—	—	—	—	—	108	76	69
Payment solutions & investor services	524	565	569	—	—	—	524	565	569
Other fee revenue	26	18	17	501	383	275	826	677	530

Total fee and other revenue (a)	550	583	586	510	393	274	4,320	3,764	3,305
Net interest revenue (expense) (b)	142	123	152	(42)	(34)	(6)	473	438	532

Total revenue (c)	692	706	738	468	359	268	4,793	4,202	3,837
Credit quality expense	—	—	—	18	(15)	3	18	(14)	5
Amortization of intangible assets	1	—	—	—	—	—	27	19	17
Other operating expenses	526	509	525	238	234	148	3,349	2,991	2,716

Total operating expenses	527	509	525	238	234	148	3,376	3,010	2,733
Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	165	197	213	212	140	117	1,399	1,206	1,099
Income taxes (benefits) (c)	58	67	75	76	48	40	489	413	385

Income (loss) from continuing operations before cumulative effect of accounting change	107	130	138	136	92	77	910	793	714
Cumulative effect of accounting change	—	—	—	—	—	(7)	—	—	(7)

Income from continuing operations	107	130	138	136	92	70	910	793	707
Income from discontinued operations after-tax	—	—	—	—	—	—	(128)	3	(6)

Net income (loss)	$107	$130	$138	$136	$92	$70	$782	$796	$701

Average loans (d)	$93	$100	$95	$1,843	$2,246	$3,294	$7,194	$7,307	$7,704
Average assets (e)	$7,296	$7,063	$8,408	$8,687	$7,561	$6,406	$37,304	$34,003	$33,877
Average deposits	$6,580	$6,338	$7,565	$712	$590	$1,093	$23,210	$20,350	$19,493
Average common equity	$315	$294	$352	$1,787	$1,443	$1,264	$4,121	$3,832	$3,522
Average Tier I preferred equity	$75	$64	$73	$142	$157	$145	$1,033	$1,024	$1,010
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$781	$707	$657
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$3,908	$3,233	$2,721
Return on common equity	34%	44%	39%	n/m	n/m	n/m	22%	21%	20%
Pretax operating margin	24%	28%	29%	n/m	n/m	n/m	29%	29%	29%
Pretax operating margin (f)							26%	28%	29%
Employees at period-end	3,600	3,800	3,800	4,200	3,800	4,000	16,600	15,500	15,900

(a)	Consolidated results include FTE impact of $41 million, $42 million and $42 million for 2005, 2004 and 2003, respectively.

(b)	Consolidated results include FTE impact of $18 million, $17 million and $16 million for 2005, 2004 and 2003, respectively.

(c)	Consolidated results include FTE impact of $59 million, $59 million and $58 million for 2005, 2004 and 2003, respectively.

(d)	Consolidated average loans include average loans from discontinued operations of $683 million, $572 million and $476 million for 2005, 2004 and 2003, respectively.

(e)	Consolidated average assets include average assets of discontinued operations of $927 million, $1,207 million and $1,527 million for 2005, 2004 and 2003, respectively.

(f)	Excludes footnote items listed on Consolidated Results - 11 Quarter Trend page.

n/m - not meaningful

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

NONPERFORMING ASSETS

	2004				2005				2006
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Nonperforming loans:
Commercial and financial	$48	$11	$17	$10	$9	$7	$7	$1	$1	$—	$1
Personal	2	3	3	4	4	4	3	2	2	2	2
Commercial real estate	1	—	—	—	—	—	—	—	—	—	—
Lease finance assets	—	—	—	15	15	15	27	13	10	12	1

Total nonperforming loans	51	14	20	29	28	26	37	16	13	14	4
Total acquired property	—	1	1	—	—	—	—	—	3	—	—

Total nonperforming assets	$51	$15	$21	$29	$28	$26	$37	$16	$16	$14	$4

Nonperforming loans as a percentage of total loans	0.68%	0.20%	0.30%	0.43%	0.39%	0.34%	0.48%	0.24%	0.19%	0.20%	0.07%
Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses	1.99%	0.56%	0.82%	1.08%	0.98%	0.87%	1.23%	0.53%	0.51%	0.44%	0.12	%(a)

(a)	Preliminary

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

PROVISION AND RESERVE FOR CREDIT EXPOSURE

	2004				2005				2006
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Reserve Activity:
Loan losses	103	94	96	98	98	87	87	80	63	60	58
Unfunded commitments	75	77	73	71	67	77	81	77	78	82	81

Reserve at beginning of period	$178	$171	$169	$169	$165	$164	$168	$157	$141	$142	$139
Total credit losses	—	(2)	(1)	(1)	(1)	—	(24)	(15)	—	(1)	—
Total recoveries	—	2	1	2	1	1	1	1	—	1	—

Sub-total - net credit recoveries (losses)	$—	$—	$—	$1	$—	$1	$(23)	$(14)	$—	$—	$—
Credit losses on loans transferred to held for sale	—	—	—	—	—	—	—	—	—	—	—

Total net credit recoveries (losses)	$—	$—	$—	$1	$—	$1	$(23)	$(14)	$—	$—	$—
Impact of disposals and acquisitions	—	—	—	—	—	—	—	—	—	—	—
Securitizations	—	(2)	—	(1)	—	—	—	—	—	—	—
Loss on sale of commitments	—	—	—	—	—	—	—	—	—	—	—
Provision for credit losses	(7)	(2)	(1)	(4)	(2)	3	12	5	1	(3)	(1)
Reclass of provision to discontinued operations	—	2	1	—	1	—	—	—	—	—	—
Reserves transferred to assets of discontinued operations	—	—	—	—	—	—	—	—	—	—	(3)
Reserves transferred to held for sale	—	—	—	—	—	—	—	(7)	—	—	—

Reserve at end of period	$171	$169	$169	$165	$164	$168	$157	$141	$142	$139	$135
Reserve for loan losses	$94	$96	$98	$98	$87	$87	$80	$63	$60	$58	$55
Reserve for unfunded commitments	77	73	71	67	77	81	77	78	82	81	80

Reserve at end of period	$171	$169	$169	$165	$164	$168	$157	$141	$142	$139	$135
Reserve for loan losses as a percentage of total loans (a)	1.27%	1.39%	1.40%	1.45%	1.23%	1.15%	1.05%	0.96%	0.91%	0.84%	0.93%
Reserve for unfunded commitments as a percentage of unfunded commitments (a)	0.46%	0.47%	0.47%	0.47%	0.54%	0.58%	0.55%	0.58%	0.62%	0.61%	0.60%
Annualized net credit losses to average loans	—%	—%	—%	–0.03%	—%	—%	1.23%	0.77%	—%	—%	—%

(a)	At period end.